UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2006

Storm Cat Energy Corporation
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2006, Storm Cat Energy Corporation (“Storm Cat”) and Storm Cat Energy (USA) Corporation (“Storm Cat (USA)”), a wholly owned subsidiary of Storm Cat, entered into a Credit Agreement (the “US Credit Agreement”), with JPMorgan Chase Bank, N.A., as Global Administrative Agent, and the Lenders party thereto. Additionally, on July 28, 2006, Storm Cat entered into a Credit Agreement (the “Canadian Credit Agreement”), with JPMorgan Chase Bank, N.A., Toronto Branch as Canadian Administrative Agent, JPMorgan Chase Bank, N.A., as Global Administrative Agent, and the Lenders party thereto. The US Credit Agreement and the Canadian Credit Agreement are collectively referred to herein as the “Credit Agreements” or the “Senior Credit Facility.”

Storm Cat may borrow up to an aggregate principal amount of U.S.$250,000,000 under the Senior Credit Facility that may be allocated between each of the Credit Agreements depending on the respective borrowing base under each such Credit Agreement. Storm Cat did not borrow any funds at the time of execution of the Senior Credit Facility. The Senior Credit Facility is available to provide funds for the exploration, development and/or acquisition of oil and gas properties and for working capital and other general corporate purposes. The Credit Agreements provide for a semi-annual evaluation of the borrowing base, which has been set initially at U.S.$11,000,000, that will be determined as a percentage of the discounted present value of Storm Cat’s oil and natural gas reserves.

Each loan under the Senior Credit Facility bears interest at a base rate or a Eurodollar rate, as requested by Storm Cat, plus an applicable percentage based on Storm Cat's usage of the facility. The applicable margin above the base rate ranges from 0% to 0.50% and the applicable margin above the Eurodollar rate ranges from 1.25% to 2.00%, in each case depending on Storm Cat’s usage under the credit line. In addition, Storm Cat will pay a commitment fee quarterly in arrears ranging from 0.30% to 0.50% per annum on the total amount of the unused commitments. Interest on funds drawn will be paid monthly with the principal due on the maturity date, July 28, 2010.

The Senior Credit Facility contains affirmative and negative covenants (including limitations on indebtedness, liens, investments, loans and advances, dividends, distributions and redemptions, sales and leasebacks, nature of business, hedging agreements, leases, mergers, use of proceeds of loans and letters of credit, ERISA compliance, discount of receivables, sale of oil and gas properties, environmental matters, transactions with affiliates, subsidiaries, and negative pledge agreements, in each case subject to carveouts and/or baskets mutually agreed upon by the parties) that are customary for a facility of this nature. The Senior Credit Facility also contains customary representations and warranties (including those relating to corporate existence, financial condition, litigation, absence of defaults, authority and enforceability, approvals, use of proceeds and letters of credit, ERISA, taxes, title to property, no material misstatements, Investment Company Act status, subsidiaries, location of business and offices, defaults, environmental matters, compliance with laws, insurance, hedging agreements, restriction on liens, material agreements, and solvency) and customary events of default (including those relating to monetary defaults, covenant defaults, cross defaults and bankruptcy events). The Senior Credit Facility contains two financial covenants: (1) Storm Cat will not permit its Current Ratio (defined as consolidated current assets plus unused availability under the Global Borrowing Base divided by consolidated current liabilities excluding the current portion of the Credit Agreements) as of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2006, to be less than 1.0 to 1.0, and (2) Storm Cat will not permit its ratio of consolidated Total Funded Debt to consolidated EBITDA (calculated quarterly at the end of each fiscal quarter, with such quarter EBITDA to be annualized by multiplying by four (4)) as of the end of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2006, to be greater than (a) 3.50 to 1.00 for the fiscal quarters ending December 31, 2006 and March 31, 2007, (b) 3.00 to 1.00 for the fiscal quarter ending June 30, 2007 and for each fiscal quarter thereafter.

Storm Cat and the subsidiary guarantors have also executed and delivered certain other related agreements and documents pursuant to the Senior Credit Facility, including facility guaranty agreements, pledge agreements, and a mortgage. The obligations of Storm Cat and its operating subsidiaries under the Senior Credit Facility are secured by a first priority security interest in favor of the Global Administrative Agent for the benefit of the lenders, in Storm Cat’s and such subsidiaries’ material tangible and intangible assets, and proved reserves, among other things.

On August 1, 2006, Storm Cat announced the closing of its new Credit Facility in a news release that is filed as Exhibit 99.1 to this Current Report on Form 8−K and incorporated herein by reference.

The foregoing is qualified in its entirety by reference to the U.S. Credit Agreement and the Canadian Credit Agreement, conformed copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2006, Storm Cat issued a news release announcing its operational highlights for its second quarter ended June 30, 2006.  A copy of the new release is furnished to the United States Securities and Exchange Commission with this Current Report on Form 8-K as Exhibit 99.2.

Item 2.03. Creation of a Direct Financial Obligation or on Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description

10.1
Credit Agreement, dated as of July 28, 2006, among Storm Cat Energy (USA) Corporation, Storm Cat Energy Corporation, the Lenders Party Hereto and JPMorgan Chase Bank, N.A., as Global Administrative Agent

10.2
Credit Agreement, dated as of July 28, 2006, among Storm Cat Energy Corporation, the Lenders Party Hereto, JPMorgan Chase Bank, N.A., Toronto Branch as Canadian Administrative Agent, and JPMorgan Chase Bank, N.A., as Global Administrative Agent

99.1	P	News Release, dated August 1, 2006.

99.2	P	News Release, dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: August 2, 2006	By:	/s/ Paul Wiesner
Name: Paul Wiesner
Title: Chief Financial Officer

Exhibit Index

Exhibit No.		Description

10.1
Credit Agreement, dated as of July 28, 2006, among Storm Cat Energy (USA) Corporation, Storm Cat Energy Corporation, the Lenders Party Hereto and JPMorgan Chase Bank, N.A., as Global Administrative Agent

10.2
Credit Agreement, dated as of July 28, 2006, among Storm Cat Energy Corporation, the Lenders Party Hereto, JPMorgan Chase Bank, N.A., Toronto Branch as Canadian Administrative Agent, and JPMorgan Chase Bank, N.A., as Global Administrative Agent

99.1	P	News Release, dated August 1, 2006.

99.2	P	News Release, dated July 27, 2006.